UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2025

CLIMB GLOBAL SOLUTIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26408	13-3136104
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Industrial Way West, Suite 300, Eatontown, New Jersey	07724
(Address of principal executive offices)	(Zip Code)

732-389-0932
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $.01 par value	CLMB	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Climb Global Solutions, Inc. (the “Company”) held the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) on June 3, 2025. At the 2025 Annual Meeting, 3,434,788 shares of the Company’s common stock were represented either in person or by proxy, which is equal to 74.92% of the Company’s issued and outstanding common stock as of the record date. At the 2025 Annual Meeting, the Company’s stockholders (i) elected the five nominees named below to the Company’s Board of Directors, to serve until the next annual meeting of the stockholders and until their successors are elected and qualified; (ii) approved a non-binding, advisory resolution approving the compensation of the Company’s named executive officers; (iii) took an advisory vote on the frequency of future advisory votes on executive compensation, with the majority preferring that such advisory vote take place annually; and (iv) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025.

Proposal 1: Election of Directors — The final number of votes for, withheld or abstained from voting and broker-non-votes were as follows:

Nominee	Votes For	Votes Withheld	Votes Abstained	Broker Non-Votes
John McCarthy	2,551,525	58,294	-	824,969
Andy Bryant	2,477,187	132,632	-	824,969
Dale Foster	2,561,133	48,686	-	824,969
Gerri Gold	2,535,823	73,996	-	824,969
Paul Giovacchini	2,571,526	38,293	-	824,969

Proposal 2: Advisory Resolution to Approve Compensation of the Company’s Named Executive Officers— The final number of votes cast for, against or abstaining from voting and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
2,537,552	63,322	8,945	824,969

Proposal 3: Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation— The final number of votes cast for once every year, once every two years, once every three years or abstaining from voting and broker non-votes were as follows:

One Year	Two Years	Three Years	Votes Abstained	Broker Non-Votes
2,261,983	16,225	259,596	72,015	824,969

Proposal 4: Ratification of the Appointment of Deloitte & Touche, LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ended December 31, 2025 — The final number of votes cast for, against or abstaining from voting and broker non-votes were as follows:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
3,416,858	10,075	7,855	-

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLIMB GLOBAL SOLUTIONS, INC.

Date: June 4, 2025	By:	/s/ Matthew Sullivan
	Name:	Matthew Sullivan
	Title:	Chief Financial Officer

2